UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2510 East Sunset Road, Suite 5 #925 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 608-1990

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 – Unregistered Sales of Equity Securities

On September 2, 2026, Rainmaker Worldwide Inc. (the “Company”) issued an aggregate of 9,955,367 shares of restricted common stock to all holders entitled to accrued Monthly Dividends under the Company’s Series A Preferred Stock, in full satisfaction of all accrued and unpaid Monthly Dividends through August 31, 2026.

Pursuant to Item A(a) of the Company’s Certificate of Designation of Series A Preferred Stock, each share of Series A Preferred Stock is entitled to a monthly fixed dividend equal to 1.5% of the original purchase price of such share (the “Monthly Dividend”), payable in cash or, at the option of the Company, in shares of Restricted Common Stock. When paid in shares of Restricted Common Stock, the number of shares issuable is determined by dividing the applicable Monthly Dividend amount by the volume-weighted average price of the Company’s Common Stock over the 30-day period ending on the last trading day of the month preceding the applicable payment date.

The shares were issued in full satisfaction of all accrued and unpaid Monthly Dividends through August 31, 2026 and were not issued pursuant to a conversion of the Series A Preferred Stock. Following the issuance, the Company had no accrued or unpaid Monthly Dividend obligations outstanding under the Series A Preferred Stock for any period through August 31, 2026.

The shares were issued for non-cash consideration consisting of the satisfaction and extinguishment of US$225,020.59 of accrued dividend obligations. The Company received no cash proceeds from the issuance.

The shares were issued as restricted securities in book-entry form. Following the issuance, the Company had 95,004,273 shares of Common Stock issued and outstanding.

The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering. The shares were issued to a limited number of persons entitled to accrued dividends under the Series A Preferred Stock, without general solicitation or general advertising.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: September 3, 2026	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	CEO